UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND
(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Jennifer T. Welsh
Reaves Utility Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:   November 1, 2014 - April 30, 2015

Item 1.    Reports to Stockholders.

Section 19(b) Disclosure

April 30, 2015

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.15125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	6
Statement of Assets & Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Additional Information	27

Semi-Annual Report | April 30, 2015	1

Reaves Utility Income Fund	Shareholder Letter
April 30, 2015 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2015
Total net assets of the Fund were $923,846,298 at April 30, 2015, or $31.84 of net asset value (NAV) per common share.  At October 31, 2014 net assets totaled $949,088,110 representing $32.71 of net asset value per common share.  The changes include the monthly payments to shareholders totaling $ 0.88 / share.  Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share.  As a result the market return to common shares can be higher or lower than the NAV return.  The fiscal 2015 half-year market return for shareholders was essentially flat as is reflected in the table below.

Distributions to Common Shareholders
The Trustees of the Fund regularly review the amount of the monthly dividend.  Since the Fund’s first dividend distribution in April 2004, the monthly dividend has been increased on eight occasions from an initial monthly dividend rate of $0.0967 to the current amount of $0.15125, a cumulative increase of 56.4%.  Through the end of the period, all distributions from the Fund have been paid from net investment income, including realized capital gains.

	Period Ended April 30, 2015
	Six Months	One Year	Three Years+	Five Years+	Since Inception+^
Total Return – NAV*	0.09%	10.45%	15.15%	17.92%	12.38%
Total Return – Market Price*	-0.17%	9.64%	10.23%	16.19%	11.32%
S&P Utilities Index	-1.10%	6.09%	11.70%	12.27%	9.75%
Dow Jones Utility Average	3.78%	9.76%	11.86%	13.09%	11.04%

+	Annualized
*	Assumes all dividends being reinvested
^	Index data since 2/29/2004

Leverage Facility
The amount of the Fund’s leverage facility remained constant at $290,000,000 throughout the period.  The interest rate on $72,500,000 of the leverage facility remains fixed at the all‐in rate of 175.125 basis points until October 2016.  The interest on the $217,500,000 remaining balance of the facility is reset monthly at 30-Day LIBOR plus 1.1%, or about 1.28% at April 30, 2015.  At 18‐month intervals the floating rate portion of the facility is subject to a 25 basis point renewal fee.

Overview
The portfolio’s sector performance within the period fluctuated widely.  With the single exception of wireless performance, driven by consistently positive returns from T-Mobile U.S., no sector posted returns in the first three months consistent with the second three months of the period:  sectors with positive returns in the three months ended January 31 had negative returns for the second three months and vice versa.  It is noteworthy that the ten-year U.S. Treasury yield declined in the first three months reaching a low of approximately 1.65% on January 30th before reversing direction and increasing to 2.05% by April 30th.  There was no change in the fundamental earnings power or dividend paying ability of portfolio holdings in the period.  Rapid sector rotation in response to relatively small changes in the historically low level of interest rates reinforces our long held conviction that investment success is derived from remaining invested in companies that you know and understand  in spite of excessive volatility.

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Reaves Utility Income Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Utilities
For the six months ended April 30, 2015, utilities performance in the Fund’s underlying portfolio was down about 72 basis points before fees.  However, this result masked profound differences in returns between the first and second fiscal quarters, reflecting changing investor sentiment toward the sectors.  In the first half of the period, utilities performance in the Fund’s underlying portfolio was up over 8% before fees, only to be down more than 8% in the second half.  The first three months of the period are best characterized by a climate of slowing global growth, declining interest rates, oil and natural gas prices, and a strengthening U.S. dollar.  It appears that the prospect of global deflation as a major economic trend stimulated investor interest in the relative stability of utility earnings and dividends.  By February everything had apparently changed.  Utilities had their worst month relative to the market in over a decade.  Investors appeared to rotate out of the sector in response to the mid (calendar) quarter rise in interest rates and an anticipated improvement in GDP growth rate, at least in the U.S., if not Europe.  Increased volatility in utilities’ stock prices occurs as a consequence of shifting investor sentiment about the prospects for inflation and interest rates due to global economic growth or stagnation.

We remain focused on company fundamentals, particularly the opportunity for earnings and dividend growth, as stock prices fluctuate in response to the latest macro-economic data out of the U.S., Europe, or China.  For example, the need for electric and gas infrastructure investment remains acute in some regions of the U.S., particularly in New England.  Higher electric and gas rates brought about by constrained access to both commodities, especially in winter, will cost New England about $4 billion annually compared to $1 billion for the 2013 base year according to ISO New England, which operates the power grid, administers the wholesale electricity market, and oversees power system planning within the region.  We expect that new electric and gas transmission projects, both announced and unannounced, planned by utilities including Eversource Energy and National Grid will ultimately provide the additional infrastructure.  Anticipated consumer cost savings, resulting from alleviation of the current bottlenecks, should justify utility rate requests to support the incremental investment.

Investors are concerned that allowed return on equity (ROE) will continue to be challenged in the future, given the persistent low level of long-term interest rates.  In particular, allowed returns for transmission investment remain under scrutiny by the Federal Energy Regulatory Commission.  In our view, prospective revisions to allowed ROEs should retain sufficient incentive for companies to continue investing in new transmission.  The need for material new transmission investment is recognized by many regulators and legislators alike.

Telecommunications
We define telecommunications broadly to include cable and tower companies, which are benefitting from the surge in demand for broadband, both fixed and wireless.  At the end of the period 9.1% of the portfolio was invested in these industries, primarily in Charter Communications and Time Warner Cable.

The Federal Communications Commission’s (FCC) decision to re-regulate broadband as a Title II telephone service (under the Communications Act of 1934) and developments regarding several mega-deals dominated telecom news flow during the period.  The FCC re-classified broadband in order to buttress its legal authority to regulate net neutrality while simultaneously agreeing to forbear on the price regulation provisions contained in Title II.  The Commission’s intention to refrain from price regulation, coupled with pending litigation challenging the reclassification that will take several years, lead many investors, including us, to conclude that price regulation is not a near or medium term threat to the industry.  Continued growth in broadband is central to the investment thesis for cable.  Revenue growth is driven by internet-based video, opportunities for cable companies to penetrate further the small and medium business market, and the longer-term potential to monetize the substantial wi-fi infrastructure already installed by the cable companies.

Semi-Annual Report | April 30, 2015	3

Reaves Utility Income Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Capital intensity of the telecoms industry has long stimulated merger and acquisition activity as companies strive for economies of scale.  Several high-profile mergers involving portfolio holdings have been in the news lately.  On April 24, 2015 Comcast terminated its agreement to acquire Time Warner Cable due to FCC and Department of Justice opposition.  Failure to complete the merger is a marginal negative for Comcast because its growth opportunities are less robust than they would have been.  However failure of this transaction does not impact the fundamental investment case for the cable industry.  Indeed subsequent to April 30th, Time Warner Cable agreed to be acquired by Charter at a price materially higher than the one offered by Charter nearly 17 months ago in an attempted hostile takeover.  In addition U.S. regulators appear to be close to approving the acquisition of DirecTV by AT&T.  While AT&T is acquiring a mature U.S. satellite business facing a long-term threat from emerging trends in over the top video, the deal is not without merit.  It will be accretive to free cash flow in the first year with substantial opportunities for cost and revenue synergies in subsequent years.  Most recently, Vodafone has acknowledged that it is in preliminary discussions with Liberty Global regarding a potential swap of selected European assets, and there has been press chatter about a potential tie-up between T-Mobile U.S. and DISH Network.

Outlook
There has been no reduction in geo-political risks, and in our opinion, they will persist.  While oil and gas prices will likely remain low for some time to come, there are some indications that global oil demand growth is higher than the current consensus.  Global GDP remains weak in Europe and China’s growth rate is decelerating.  Despite some recent weakness, the U.S. dollar has strengthened against the Euro as Fed interest-rate policy diverges from the Eurozone’s.  The first Federal Reserve rate increase may occur in September. However, given the geo-political uncertainties and weak global growth, we do not anticipate a precipitous rise in rates.  In the near term, market anticipation of rising rates may stimulate some selling of high-yielding utilities.  The need for improved infrastructure in the U.S. will drive investment and additions to rate base.  Increases in rate base with the associated rate increases should generate higher earnings which in turn would fund dividend growth countering the negative impact of the rise in rates.  Rising interest rates work to alleviate concerns over the level of allowed ROEs for infrastructure investment.   Our telecom investments should also benefit to the extent that rising rates reflect a genuine pickup in economic activity resulting from increasing household formation, and incremental spend by consumers and businesses on communications services.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson
Portfolio Manager of the Reaves Utility Income Fund
Chief Executive Officer and Chief Investment Officer of Reaves Asset Management

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Reaves Utility Income Fund	Shareholder Letter
April 30, 2015 (Unaudited)

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital.  If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time.  Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period.  The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV.  Distribution payments are not guaranteed; distribution rates may vary.

Definitions:
bps (basis points) – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

LIBOR – The London Interbank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is one of the primary benchmarks for short-term interest rates around the world.

Floating Rate – An interest rate that is allowed to move up and down with the rest of the market or along with an index or benchmark. This contrasts with a fixed interest rate, in which the interest rate stays constant for the duration of the agreement.

S&P Utilities Index – The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

You cannot invest directly in an index.

Sector Allocation as of 4/30/15

*	Includes Limited Partnerships, Mutual Funds and Money Market Funds

Holdings are subject to change

Semi-Annual Report | April 30, 2015	5

Reaves Utility Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 124.84%
Diversified Telecommunication Services 18.63%
AT&T, Inc.(1)	1,053,900	$36,507,096
BCE, Inc.(1)	985,000	43,448,350
BT Group PLC	1,845,000	12,907,198
BT Group PLC - Sponsored ADR	70,000	4,891,600
CenturyLink, Inc.	175,000	6,293,000
Cogent Communications Holdings, Inc.	60,000	2,099,400
Level 3 Communications, Inc.*	10,000	559,400
TDC A/S	100,000	762,480
TELUS Corp., Canadian Shares	330,000	11,413,925
Verizon Communications, Inc.(1)(2)	1,056,150	53,272,206
		172,154,655

Electric Utilities 30.01%
Duke Energy Corp.(1)(2)	574,999	44,602,672
Edison International	75,000	4,570,500
Entergy Corp.(1)	230,000	17,751,400
Eversource Energy(1)(2)	560,000	27,305,600
Exelon Corp.	145,000	4,932,900
ITC Holdings Corp.(1)	1,500,000	54,000,000
NextEra Energy Partners LP	30,000	1,271,100
NextEra Energy, Inc.(1)(2)	610,000	61,567,300
Pinnacle West Capital Corp.	139,940	8,564,328
PPL Corp.(1)	805,000	27,394,150
Red Electrica Corp. S.A.	12,000	1,010,700
SSE PLC	50,000	1,187,324
Terna Rete Elettrica Nazionale SpA	200,000	946,338
The Southern Co.	500,000	22,150,000
		277,254,312

Food Products 1.84%
Kraft Foods Group, Inc.	200,000	16,950,000

Gas Utilities 2.15%
National Fuel Gas Co.	55,000	3,544,750
ONE Gas, Inc.(1)(2)	290,000	12,171,300
Questar Corp.	20,000	468,800
South Jersey Industries, Inc.	70,000	3,692,500
		19,877,350

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Reaves Utility Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

	SHARES	VALUE
Independent Power and Renewable Electricity Producers 0.57%
NRG Yield, Inc., Class A	47,500	$2,337,000
Pattern Energy Group, Inc.	100,000	2,898,000
		5,235,000

Media 8.64%
Charter Communications, Inc., Class A*(1)(2)	205,000	38,347,300
Liberty Global PLC, Class A*	50,000	2,607,000
Time Warner Cable, Inc.	250,000	38,880,000
		79,834,300

Multi-Utilities 32.74%
Ameren Corp.(1)	270,000	11,053,800
Dominion Resources, Inc.(1)(2)	560,000	40,140,800
DTE Energy Co.(1)(2)	730,000	58,129,900
Infraestructura Energetica Nova SAB de CV	575,000	3,355,853
Integrys Energy Group, Inc.(1)(2)	440,000	32,164,000
National Grid PLC	350,000	4,722,433
National Grid PLC - Sponsored ADR(1)(2)	425,000	28,657,750
NiSource, Inc.(1)	730,000	31,696,600
PG&E Corp.	100,000	5,292,000
SCANA Corp.(1)	800,000	42,384,000
Sempra Energy(1)(2)	330,000	35,036,100
Wisconsin Energy Corp.(1)	200,000	9,824,000
		302,457,236

Oil, Gas & Consumable Fuels 9.21%
Chevron Corp.	12,000	1,332,720
Kinder Morgan, Inc.	170,000	7,301,500
Pioneer Natural Resources Co.	173,200	29,925,496
Royal Dutch Shell PLC, Class A - ADR	160,000	10,148,800
The Williams Cos., Inc.(1)	710,000	36,344,900
		85,053,416

Real Estate Investment Trusts (REITS) 4.04%
American Tower Corp.	260,000	24,577,800
Annaly Capital Management, Inc.	640,000	6,444,800
Crown Castle International Corp.	75,000	6,264,750
		37,287,350

Semi-Annual Report | April 30, 2015	7

Reaves Utility Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

	SHARES	VALUE
Road & Rail 6.80%
Canadian Pacific Railway, Ltd.	40,000	$7,623,200
Union Pacific Corp.(1)(2)	520,000	55,239,600
		62,862,800

Water Utilities 5.74%
American Water Works Co., Inc.(1)	880,000	47,977,600
Aqua America, Inc.	190,000	5,095,800
		53,073,400

Wireless Telecommunication Services 4.47%
T-Mobile US, Inc.*(1)(2)	530,000	18,041,200
Vodafone Group PLC	1,090,909	3,860,669
Vodafone Group PLC - Sponsored ADR(1)(2)	549,411	19,339,267
		41,241,136

TOTAL COMMON STOCKS (Cost $860,838,153)		1,153,280,955

PREFERRED STOCKS 0.45%
Electric Utilities 0.19%
Entergy Louisiana Holdings LLC, 6.950%	7,900	799,629
Entergy Mississippi, Inc.:
6.250%	10,000	249,063
4.560%	3,520	341,990
Entergy New Orleans, Inc., 4.360%	4,500	394,031
		1,784,713

Gas Utilities 0.16%
Union Electric Co., 4.560%	4,738	439,006
Washington Gas Light Co., 4.800%	10,671	1,069,768
		1,508,774

Multi-Utilities 0.10%
Ameren Illinois Co., 4.250%	10,300	880,006

TOTAL PREFERRED STOCKS (Cost $3,731,687)		4,173,493

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

	SHARES	VALUE
LIMITED PARTNERSHIPS 5.07%
Enbridge Energy Partners LP	150,000	$5,571,000
Enterprise Products Partners LP	950,000	32,537,500
MarkWest Energy Partners LP	60,000	4,047,600
Talara Opportunities II, LP(3)(4)		3,008,514
Williams Partners LP	34,668	1,712,599

TOTAL LIMITED PARTNERSHIPS (Cost $29,234,772)		46,877,213

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.11%
Diversified Telecommunication Services 0.11%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$1,000,000	1,005,000

TOTAL CORPORATE BONDS (Cost $1,043,255)			1,005,000

	SHARES	VALUE
MUTUAL FUNDS 0.44%
Loomis Sayles Institutional High Income Fund	548,386	4,052,572

TOTAL MUTUAL FUNDS (Cost $4,000,000)		4,052,572

MONEY MARKET FUNDS 0.37%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)	3,419,497	3,419,497

TOTAL MONEY MARKET FUNDS (Cost $3,419,497)		3,419,497

TOTAL INVESTMENTS - 131.28% (Cost $902,267,364)		$1,212,808,730

LEVERAGE FACILITY - (31.39%)		(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.11%		1,038,198

NET ASSETS - 100.00%		$923,846,928

Semi-Annual Report | April 30, 2015	9

Reaves Utility Income Fund	Statement of Investments
April 30, 2015 (Unaudited)

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of
April 30, 2015. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at April 30, 2015. (See Note 4)
(3)	Restricted security. Investment represents a non-public partnership interest and is not unitized.
(4)
Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) Excludes an unfunded commitment of $1,460,572 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Common Abbreviations:
A/S - Aktieselskab (Danish: Joint Stock Company)
ADR - American Depositary Receipt.
Co. - Company.
Corp. - Corporation.
Cos. - Companies.
Inc. - Incorporated.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
PLC - Public Limited Company.
S.A. - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable rate company.
SpA - Societa’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Assets and Liabilities
April 30, 2015 (Unaudited)

ASSETS:
Investments, at value (Cost $902,267,364)*	$1,212,808,730
Dividends receivable	1,951,042
Interest receivable	21,795
Prepaid renewal fees on loan outstanding	529,653
Total Assets	1,215,311,220

LIABILITIES:
Loan payable	290,000,000
Interest payable on loan outstanding	22,528
Payable for investments purchased	561,898
Accrued investment advisory fees	580,049
Accrued administration fees	267,327
Accrued trustees fees	28,166
Accrued chief compliance officer fees	3,080
Other payables and accrued expenses	1,244
Total Liabilities	291,464,292
Net Assets Applicable to Common Shareholders	$923,846,928

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,930,702
Overdistributed net investment income	(13,106,133)
Accumulated net realized gain on investments and foreign currency transactions	44,494,751
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	310,527,608
Net Assets Applicable to Common Shareholders	$923,846,928

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294
Net asset value per common share	$31.84

* Securities Loaned, at value	$269,768,113

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2015	11

Reaves Utility Income Fund	Statement of Operations
For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $261,238)	$19,416,290
Interest on investment securities	33,419
Securities lending income	72,626
Total Investment Income	19,522,335

EXPENSES:
Interest on loan	2,040,208
Investment advisory fees	3,556,696
Administration fees	1,639,173
Chief compliance officer fees	19,330
Trustees fees	66,034
Miscellaneous fees	3,496
Total Expenses	7,324,937

Net Investment Income	12,197,398

Net realized gain/(loss) on:
Investment securities	30,035,936
Foreign currency transactions	6,284
Change in unrealized appreciation/(depreciation) of:
Investment securities	(41,938,702)
Translation of assets and liabilities denominated in foreign currencies	(9,519)
Net loss on investments and foreign currency transactions	(11,906,001)

Net Increase in Net Assets Attributable to Common Shares from Operations	$291,397

See Notes to Financial Statements.
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Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$12,197,398	$52,239,726
Net realized gain/(loss) on:
Investment securities	30,035,936	(34,205)
Foreign currency transactions	6,284	(29,692)
Long-term capital gains from other investment companies	-	225,200
Change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(41,948,221)	134,466,583
Net increase in net assets attributable to common shares from operations	291,397	186,867,612

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(25,532,579)	(43,533,047)
From net realized gains	-	(3,977,860)
Net decrease in net assets from distributions to common shareholders	(25,532,579)	(47,510,907)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(25,241,182)	139,356,705

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$949,088,110	$809,731,405
End of period*	$923,846,928	$949,088,110

*Including undistributed/(overdistributed) net investment income of:	$(13,106,133)	$229,048

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2015	13

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$291,397
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(190,815,349)
Proceeds from disposition of investment securities	204,826,739
Net purchases of short-term investment securities	(1,440,831)
Net realized gain on investment securities	(30,035,936)
Change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	41,948,221
Premium amortization	2,145
Decrease in dividends receivable	1,183,929
Increase in interest receivable	(11)
Increase in prepaid renewal fees on loan outstanding	(529,653)
Increase in interest payable on loan outstanding	294
Decrease in accrued investment advisory fees	(1,270)
Decrease in accrued administration fees	(585)
Increase in accrued trustees fees	8,666
Decrease in accrued chief compliance officer fees	(170)
Decrease in other payables and accrued expenses	(11,988)
Net Cash Provided by Operating Activities	25,425,598

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(25,532,579)
Net Cash Used in Financing Activities	(25,532,579)

Effect of exchange rates on cash	(9,519)

Net Decrease in cash	(116,500)
Cash, beginning of year	$116,500
Cash, end of year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$2,039,914

See Notes to Financial Statements.
14	1-800-644-5571

INTENTIONALLY LEFT BLANK

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(6)
Ratio of expenses to average net assets attributable to common shares(6)
Ratio of net investment income to average net assets attributable to common shares(6)
Ratio of expenses to average managed assets(8)
Portfolio turnover rate

PREFERRED SHARES

Liquidation value, end of period, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(10)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Six
Months		For the	For the	For the	For the		For the
Ended 4/30/15		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
(Unaudited)		10/31/14	10/31/13	10/31/12	10/31/11		10/31/10
$32.71		$27.91	$25.66	$23.70	$21.75		$15.82

0.42		1.80	1.14	1.21	1.40		1.56
(0.41)		4.64	2.69	3.02	2.02		5.98

–		–	–	–	(0.02)		(0.16)
–		–	–	–	(0.00	)(2)	–
0.01		6.44	3.83	4.23	3.40		7.38

(0.88)		(1.50)	(1.51)	(1.37)	(1.45)		(1.45)
–		(0.14)	(0.07)	(0.47)	–		–
(0.88)		(1.64)	(1.58)	(1.84)	(1.45)		(1.45)
–		–	–	(0.43)	–		–
(0.88)		(1.64)	(1.58)	(2.27)	(1.45)		(1.45)

$31.84		$32.71	$27.91	$25.66	$23.70		$21.75
$29.98		$30.88	$25.92	$25.29	$25.05		$22.19

0.09	%(5)	24.24%	15.73%	16.57%	15.99%		48.33%
(0.17	)%(5)	26.29%	9.05%	8.70%	20.15%		56.37%

$923,847		$949,088	$809,731	$744,401	$545,023		$497,917

1.12	%(7)	1.16%	1.21%	1.19%	1.27%		N/A
1.56	%(7)	1.71%	1.71%	1.83%	1.93%		1.51%

2.59	%(7)	6.10%	4.33%	4.91%	6.08%		8.33%
N/A		N/A	N/A	N/A	N/A		0.97%
15	%(5)	26%	30%	27%	34%		53%

N/A		N/A	N/A	N/A	$–	(9)	$240,104
N/A		N/A	N/A	N/A	–	(9)	9.6
N/A		N/A	N/A	N/A	$–	(9)	$76,877
N/A		N/A	N/A	N/A	$–	(9)	$25,000
N/A		N/A	N/A	N/A	$–	(9)	$25,000

$290,000		$290,000	$290,000	$290,000	$185,000		N/A
$4,186		$4,273	$3,792	$3,567	$3,946		N/A

Semi-Annual Report | April 30, 2015	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (See Note 3).
(4)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not Annualized
(6)	Ratios do not reflect dividend payments to preferred shareholders.
(7)	Annualized
(8)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(9)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(10)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund was previously registered as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, the Fund became a diversified investment company. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.  The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Semi-Annual Report | April 30, 2015	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as ofApril 30, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,153,280,955	$–	$–	$1,153,280,955
Preferred Stocks	–	4,173,493	–	4,173,493
Limited Partnerships	43,868,699	–	3,008,514	46,877,213
Corporate Bonds	–	1,005,000	–	1,005,000
Mutual Funds	4,052,572	–	–	4,052,572
Money Market Funds	3,419,497	–	–	3,419,497
Total	$1,204,621,723	$5,178,493	$3,008,514	$1,212,808,730

*	See Statement of Investments for industry classification.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

As of April 30, 2015, the Fund applied the cost approach to value its Level 3 investment, with a 15% liquidity discount. The fair valuation procedures used to value the Level 3 investment are in accordance with the Fund’s Board approved fair valuation policies.

During the six months ended April 30, 2015, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2014	Return of capital	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/ or (out) of Level 3	Balance as of 04/30/2015	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 04/30/2015
Limited Partnerships	$2,990,536	$–	$–	$(3,172)	$21,150	$–	$–	$3,008,514	$(3,172)

TOTAL	$2,990,536	$–	$–	$(3,172)	$21,150	$–	$–	$3,008,514	$(3,172)

Foreign Securities: The Fund may directly purchase securities of foreign issuers.  Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.  The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars.  Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates.  Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time).  The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2015, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Semi-Annual Report | April 30, 2015	21

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.  Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year.  The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Distributions paid from:
Ordinary Income	$43,533,047	$35,401,680
Long-Term Capital Gain	3,977,860	10,295,833
Total	$47,510,907	$45,697,513

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$6,527,275
Accumulated Capital Gain	522,635
Unrealized Appreciation	366,547,920
Other Cumulative Effect of Timing Differences	(6,440,422)
Total	$367,157,408

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2014, certain differences were reclassified. The Fund decreased accumulated net investment income by $(2,505,409), increased accumulated net realized gain by $2,535,001 and decreased paid in capital by $(29,592).

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of investments in partnerships.

As of April 30, 2015, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$331,295,090
Gross depreciation (excess of tax cost over value)	(7,531,233)
Net unrealized appreciation	323,763,857
Cost of investments for income tax purposes	$889,044,873

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2015	For the Year Ended October 31, 2014
Common Stock outstanding - beginning of period	29,014,294	29,014,294
Common Stock outstanding - end of period	29,014,294	29,014,294

In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Semi-Annual Report | April 30, 2015	23

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

4. BORROWINGS

In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares”) were redeemed at their liquidation value plus accrued dividends. Concurrently, the Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”).  Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter‐bank Offered Rate) plus 1.10% on the amount borrowed (the “Variable Commitment”) and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee, amortized over a 6 month period, of 0.25% on the Initial Maximum Commitment.

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the “Fixed Commitment”). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The fund paid a renewal fee of 0.25% on the Variable Commitment on October 25, 2013, and again on April 16, 2015.

For the period ended April 30, 2015, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $217,500,000 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.27%. The interest rate applicable to the Variable Commitment on April 30, 2015 was 1.28%. As of April 30, 2015, the amount of outstanding borrowings was $290,000,000 and the amount of pledged collateral was $631,708,771.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2015, the value of securities on loan was $269,768,113.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended April 30, 2015.

5. RESTRICTED SECURITIES

As of April 30, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2015 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Talara Opportunities II, LP	8/30/2013 – 2/2/2015	$3,539,428	$3,008,514	0.33%
TOTAL		$3,539,428	$3,008,514	0.33%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2015, aggregated $188,907,201 and $202,006,327, respectively.

Semi-Annual Report | April 30, 2015	25

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2015 (Unaudited)

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs related to issuance of common stock, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

Semi-Annual Report | April 30, 2015	27

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc.,  333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 2, 2015 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Reaves Utility Income Fund (the “Trust” or the “Fund”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved Reaves Asset Management (the “Adviser”) to serve as the Trust’s investment adviser and approved the investment advisory agreement between the Adviser and the Trust with respect to the Trust (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one year term. In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive sessions and at the Meeting in determining to approve the Advisory Agreement.

Nature, extent, and quality of services. The Trustees considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Trustees with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Trustees also considered the Fund’s investment performance as discussed below. The Trustees also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Trustees also considered the qualifications, experience and capability of the Adviser’s management team and other personnel and the extent of care with which the Adviser permits its duties. The Trustees also considered information from the Adviser regarding the overall financial strength of the Adviser and considered the resources and staffing in place with respect to the services provided to the Fund. In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from Lipper Analytical Services (“Lipper”), an independent provider of investment company data. As reported by Lipper, the Fund’s net asset value (“NAV”) total return ranked first or second among all closed-end equity funds categorized by Lipper as utility funds for the 1-, 2-, 4-, 5- and 10-year periods ended December 31, 2014. The Fund also outperformed the Lipper Closed-End Sector Equity Fund Index for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended December 31, 2014. According to data provided by the Adviser, the Fund’s NAV total return underperformed the S&P Utilities Index and the Dow Jones Utility Average for the 1-year period ended December 31, 2014, but outperformed those indices for the 3-, 5- and 10-year periods ended December 31, 2014. The Trustees also considered that because providing a high level of after-tax total return is part of the Fund’s investment objective, one of the best measures of the Adviser’s performance is the fact that the Fund has maintained and increased its monthly distribution on common stock without returning capital to investors. The Trustees noted that the Fund’s exemption from Rule 19b-1 under the Investment Company Act of 1940, received from the Securities and Exchange Commission in 2009, permits a portion of each distribution to be treated as paid from sources other than net income, including but not limited to short-term capital gain, long-term capital gain and return of capital.

Semi-Annual Report | April 30, 2015	29

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

Costs of services and profits realized. The Trustees considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser from its relationship with the Fund. To facilitate this analysis, the Trustees retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Lipper (the “Lipper expense group”). The Trustees reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Lipper expense group; and (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis.

The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund. In reviewing those financial statements and other materials, the Trustees examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Trustees considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Trustees concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Trustees considered whether the Fund has appropriately benefited from any economies of scale. The Trustees noted that there were no fee breakpoints in the Advisory Agreement, but considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital.

Comparison with other advisory contracts. The Trustees also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Trustees noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule. However, the Trustees noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts, and to those investment company accounts for which the Adviser serves only in a sub-advisory capacity. Specifically, in providing services to the Fund, the Trustees considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and NYSE MKT requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues in the public markets for the Fund’s shares. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Trustees concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Trustees noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

30	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group, and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is also available without charge upon request by calling toll‐free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Semi-Annual Report | April 30, 2015	31

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2015				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2015
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.64157	$0.23843	$0.0000	$0.88000	72.91%	27.09%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

32	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2015 (Unaudited)

ANNUAL MEETING OF STOCKHOLDERS:

On May 1, 2015, the Annual Meeting of Stockholders of the Fund was held to elect two Trustees. On March 2, 2015, the record date for the meeting, the Fund had 29,014,294 outstanding shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 - Proposal to elect two Trustees:

Election of E. Wayne Nordberg as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	23,821,992.200	97.924%
Withheld	505,140.700	2.076%
TOTAL	24,327,132.900	100.000%

Election of Larry W. Papasan as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	23,716,609.900	97.490%
Withheld	610,523.000	2.510%
TOTAL	24,327,312.900	100.000%

Semi-Annual Report | April 30, 2015	33

Item 2.    Code of Ethics.

 Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

 Not applicable to semi-annual report.

Item 4.    Principal Accountant Fees and Services.

 Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

 Not applicable to semi-annual report.

Item 6.    Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable to semi-annual report.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

 (a)  Not applicable to semi-annual report.
 (b)  Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

   There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2015

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	July 6, 2015